Exhibit 99.2

willistowerswatson.com Willis Towers Watson 2019 Fourth Quarter And Full Year Financial Results Supplemental Materials February 6, 2020 © 2020 Willis Towers Watson. All rights reserved.

Willis Towers Watson Forward Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as "may", "will", "would", "expect", "anticipate", "believe", "estimate", "plan", "intend", "continue", or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, such things as our outlook, future capital expenditures, ongoing working capital efforts, future share repurchases, growth in revenue, the impact of changes to tax laws on our financial results, business strategies and planned acquisitions (including the acquisition of TRANZACT and our proposed acquisition of Unity Group), demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully manage ongoing organizational and technology changes, including investments in improving systems and processes, our ability to meet financial guidance, and plans and references to future successes, including our future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Willis Towers Watson's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained herein, including the following: the ability of the company to successfully establish, execute and achieve its global business strategy as it evolves; changes in demand for our services, including any decline in consulting services, defined benefit pension plans or the purchasing of insurance; changes in general economic, business and political conditions, including changes in the financial markets; significant competition that the company faces and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals; failure to protect client data or breaches of information systems or insufficient safeguards against cybersecurity breaches or incidents; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk the Stanford litigation settlement approval will be overturned on appeal, the risk that the Stanford bar order may be challenged in other jurisdictions, and the risk that the charge related to the Stanford settlement may not be deductible; the risk of material adverse outcomes on existing litigation or investigation matters; changes in the regulatory environment in which the company operates, including, among other risks, the impact of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; the company's ability to make divestitures or acquisitions and its ability to integrate or manage such acquired businesses (including the recently completed acquisition of TRANZACT and our proposed acquisition of Unity Group); our ability to integrate direct-to-consumer sales and marketing solutions with our existing offerings and solutions; the ability to comply with complex and evolving regulations related to data privacy and cyber security; the ability to successfully manage ongoing organizational changes, including investments in improving systems and processes; disasters or business continuity problems; the potential impact of Brexit; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; the potential impact of the change in the method for determining LIBOR; the ability of the company to properly identify and manage conflicts of interest; reputational damage, including from association with third parties; reliance on third-party services; the loss of key employees; doing business internationally, including the impact of exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations; our ability to effectively apply technology, data and analytics changes for internal operations, maintaining industry standards and meeting client preferences; changes and developments in the insurance industry or the United States healthcare system, including those related to Medicare; the risk that the company may not be able to repurchase the intended number of outstanding shares due to M&A activity or investment opportunities, market or business conditions, or other factors; the inability to protect the company's intellectual property rights, or the potential infringement upon the intellectual property rights of others; fluctuations in the company's pension liabilities; the ability of the company to meet its financial guidance, the company's capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; the ability of the company to obtain financing on favorable terms or at all; adverse changes in the credit ratings of the company; the impact of recent changes to U.S. tax laws, including on our effective tax rate, and the enactment of additional, or the revision of existing, state, federal, and/or foreign regulatory and tax laws and regulations; U.S. federal income tax consequences to U.S. persons owning at least 10% of the company's shares; changes in accounting principles, estimates or assumptions; fluctuation in revenue against the company's relatively fixed or higher than expected expenses; the laws of Ireland being different from the laws of the United States and potentially affording less protections to the holders of our securities; and the company's holding company structure potentially preventing it from being able to receive dividends or other distributions in needed amounts from our subsidiaries. These factors also include those described under "Risk Factors" in the company's most recent 10-K filing and subsequent filings filed with the SEC.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against relying on these forward-looking statements.

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willistowerswatson.com Willis Towers Watson Non - GAAP Measures © 2020 Willis Towers Watson. All rights reserved. In order to assist readers of our consolidated financial statements in understanding the core operating results that Willis T owe rs Watson’s management uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted O perating Income/Margin, (4) Adjusted EBITDA/Margin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Ra te and (9) Free Cash Flow. The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and o the r interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to v ariability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as fo reign currency impacts necessary for a quantitative reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to t he Company without unreasonable efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The Company provides non - GAA P financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be mat eri ally different than the non - GAAP measures. 2

willistowerswatson.com Q4 2019 & Full Year 2019 GAAP Financial Results Key Figures © 2020 Willis Towers Watson. All rights reserved. USD million, except EPS, %, and bps Three months ended December 31, Years ended December 31, 2018 2019 2018 2019 Revenue as reported % change $2,372 $2,690 +13% $8,513 $9,039 +6% Income from Operations as reported % change $470 $687 +46% $809 $1,329 +64% Operating Margin % as reported change, basis points 19.8% 25.5% +570 bps 9.5% 14.7% +520 bps Net Income attributable to Willis Towers Watson as reported % change $378 $544 +44% $695 $1,044 +50% Diluted EPS as reported % change $2.89 $4.18 +45% $5.27 $8.02 +52% Operating Cash Flow as reported % change $1,288 $1,081 - 16% 3

Q4 2019 & Full Year 2019 Financial Results, including Non-GAAP Measures

Willis Towers Watson reports strong full year and fourth quarter 2019 earnings

Total Revenue

$9.0B

FY2019 Full Year Revenue

Strong Growth Momentum

Delivered 6% organic revenue growth for the third consecutive quarter driven by robust new business generation and strong client retention

Providing a client winning experience in more than 450 markets in over 140 countries to fuel our continued growth

+5% FY2019 *Organic %*

+6% Q4 2019 *Organic %*

Adj. Diluted EPS

$10.96

FY2019 Full Year Adj. Diluted EPS*

Double-Digit Growth Despite Headwinds

Delivered 13% of adjusted EPS growth for the year despite headwinds from less pension income and foreign currencies for the year

+13% FY2019 *Growth %*

$4.90 Q4 2019

Adj. Operating Margin

20.3%

FY2019 Full Year Adj. Operating Margin*

Sustained Margin Expansion

Strong organic growth coupled with operational efficiency gains and prudent expense management are driving margin expansion across all segments

Delivered on adjusted operating margin guidance of around 20%

+220bps FY2019 *Margin growth*

30.1% Q4 2019

Free Cash Flow

$835M

FY2019 Full Year Free Cash Flow*

Positive Cash Generation

The decline in free cash flow is driven by deterioration in working capital and additional cash tax payments

We are focused on delivering free cash flow growth over the long term with a combination of profitable growth and working capital improvement

-18% FY2019 *Growth %*

* Signifies Non-GAAP financial measures. See appendix for Non-GAAP reconciliations.

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Strong Organic Growth Momentum Across All Segments

Our commitment to a client winning experience is foundational to our growth momentum

Organic Revenue Growth %*

	Q4 2018	Q4 2019	FY2018	FY2019
Human Capital & Benefits	4%	**4%**	3%	**4%**
Corporate Risk & Broking	5%	**9%**	4%	**6%**
Investment, Risk & Reinsurance	8%	**12%**	6%	**7%**
Benefits Delivery & Administration	8%	**3%**	9%	**4%**
Willis Towers Watson	6%	**6%**	5%	**5%**

HCB organic revenue growth was led by Health and Benefits due to increased consulting and brokerage services, growth in specialty products, and new local and global appointments. Retirement growth was driven by increased pension de-risking activities. Talent and Rewards also had solid growth due to strong demand for advisory services.

CRB delivered strong organic revenue growth across all geographies driven by robust new business generation and strong client retention. North America and International continued to lead the segment in organic growth.

IRR had strong organic revenue growth across all core businesses. Reinsurance's and Wholesale's growth was driven by net new business and favorable renewal factors. ICT and Investment also had strong growth due to increased demand for technology and new wins in the delegated investment business.

BDA continued to show solid organic growth led by its expanded client base and client demand for project work in the mid-market and large-market spaces. TRANZACT is not included in the organic revenue growth results as presented.

- Organic revenue growth for 2018 excludes the impact of ASC 606. Organic revenue growth for 2019 compared to 2018 includes the adoption of ASC 606 for both years.
- For HCB, the 2018 result reflects the impact of adopting the new revenue standard (ASC 606), which resulted in certain revenue being not recognized that was recognized in 2019.

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willistowerswatson.com Summary of Segment Financial Results Q4 2019 and Full Year 2019 segment results © 2020 Willis Towers Watson. All rights reserved. As reported, USD million, except % and bps Q4 2019 1,2 FY2019 1,2 Revenue Operating Margin % Revenue Operating Margin % Margin Year - over - year Human Capital & Benefits $865 30% $3,298 26% +130 bps Corporate Risk & Broking $877 30% $2,946 20% +110 bps Investment, Risk & Reinsurance $314 9% $1,637 26% +100 bps Benefits Delivery & Administration $595 52% $1,035 24% +470 bps 6 1 Revenue and Operating Margin with the adoption of ASC 606 accounting standards for both 2018 and 2019. The Operating Margin pe rcentage is rounded. 2 Includes TRANZACT revenue after July 30, 2019 closing.

willistowerswatson.com Maintaining a Strong and Flexible Balance Sheet Position Significant financial flexibility to support long - term shareholder value 7 © 2020 Willis Towers Watson. All rights reserved. USD million, except ratio Dec 31, 2018 Sep 30, 2019 Dec 31, 2019 Cash and Cash Equivalents $1,033 $867 $887 Total Debt 1 $4,575 $5,865 $5,617 Total Equity $9,971 $10,001 $10,344 Debt to Adj. EBITDA 2 Trailing twelve months basis 2.3x 2.7x 2.4x A disciplined capital management strategy provides Willis Towers Watson with ample financial flexibility to reinvest in our businesses, capitalize on market growth opportunities, and support significant value for shareholders Our capital structure, enabled by a strong balance sheet and positive cash generation , provides a solid foundation for significant shareholder value creation over the long - term History of effectively managing our leverage with the commitment to maintain investment grade credit rating On the path towards reducing outstanding debt with the near - term focus on returning our leverage profile to historical level 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations.

A Capital Strategy Fit For Creating Long-Term Shareholder Value

Disciplined approach to capital allocation

A capital light business model and capital structure allow us to shift capital between growth and value creation based on changes in the businesses and/or the macro environment

A strong focus on return on investment to optimize the use of cash

A disciplined approach to managing our pipeline of investment opportunities. Matching capital with opportunities that yields the best results for our clients, colleagues, and shareholders

Focus areas to prioritize use of cash

1) Reinvest in our capabilities, businesses, and processes
2) Invest in innovation, technology, and new business opportunities
3) Pursue opportunistic mergers, acquisitions, and divestitures
4) Strengthen balance sheet and liquidity
5) Return excess cash to shareholders through share repurchase
6) Sustain dividends and payout ratio

CASH RETURNED TO SHAREHOLDERS

$3.0B

FY2016 to FY2019



Share repurchases
Dividends
$ million
$595
$396
$199
$986
$709
$277
$908
$602
$306
$479
$150
$329
2016
2017
2018
2019

MEANINGFUL DIVIDEND GROWTH

+11%

Cash dividend growth
3 years CAGR



Quarterly cash dividend per share
$0.48
$0.53
$0.60
$0.65
+11%
2016
2017
2018
2019

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willistowerswatson.com © 2020 Willis Towers Watson. All rights reserved. a round 20.5 % adj. operating margin FY2020 Adjusted Operating Margin $ 11.80 to $ 12.10 adj. diluted EPS FY2020 Adjusted Diluted EPS around $ 1 billion free cash flow includes Stanford settlement* FY2020 Free Cash Flow around $0.10 adj. EPS of currency headwind Assumes average rates £1.00 = $1.31, €1.00 = $1.11 FY2020 Foreign Currency Assumptions 9 A Solid Foundation for 2020 Full year 2020 management guidance and expectations 6 % to 7 % constant currency growth 4% to 5% organic revenue growth FY2020 Revenue Growth • Assumes the Stanford settlement will no longer be subject to further appeal and we will make the approximately $120 million p aym ent in 2020

willistowerswatson.com willistowerswatson.com Appendix: Reconciliation of Non - GAAP Measures 10 © 2020 Willis Towers Watson. All rights reserved.

willistowerswatson.com Appendix 1: Constant currency and organic revenue change As reported, USD millions, except % 11 © 2020 Willis Towers Watson. All rights reserved. ( i ) Components of revenue change may not add due to rounding As Reported Currency Constant Currency Acquisitions/ Organic 2019 2018 % Change Impact Change Divestitures Change Human Capital & Benefits 865$ 843$ 3% (1)% 4% 0% 4% Corporate Risk & Broking 877 816 7% (2)% 9% 0% 9% Investment, Risk & Reinsurance 314 280 12% (1)% 14% 2% 12% Benefits Delivery & Administration 595 390 53% 0% 53% 50% 3% Segment Revenue 2,651 2,329 14% (1)% 15% 9% 6% Reimbursable expenses and other 39 43 Revenue 2,690$ 2,372$ 13% (1)% 14% 8% 6% Three Months Ended December 31, Components of Revenue Change (i) As Reported Currency Constant Currency Acquisitions/ Organic 2019 2018 % Change Impact Change Divestitures Change Human Capital & Benefits 3,298$ 3,233$ 2% (2)% 4% 0% 4% Corporate Risk & Broking 2,946 2,852 3% (3)% 6% 0% 6% Investment, Risk & Reinsurance 1,637 1,556 5% (3)% 8% 1% 7% Benefits Delivery & Administration 1,035 758 37% 0% 37% 32% 4% Segment Revenue 8,916 8,399 6% (2)% 9% 3% 5% Reimbursable expenses and other 123 114 Revenue 9,039$ 8,513$ 6% (2)% 9% 3% 5% Components of Revenue Change (i) Years Ended December 31,

willistowerswatson.com Appendix 2: Adjusted operating income and margin, adjusted EBITDA and margin, free cash flow As reported, USD millions, except % 12 © 2020 Willis Towers Watson. All rights reserved. 2019 2018 Cash flows from operating activities 1,081$ 1,288$ Less: Additions to fixed assets and software for internal use (246) (268) Free cash flow 835$ 1,020$ Years Ended December 31, 2019 2018 Income from operations 687$ 25.5% 470$ 19.8% Adjusted for certain items: Amortization 121 126 Transaction and integration expenses 1 54 Adjusted operating income and adjusted operating income margin 809$ 30.1% 650$ 27.4% 2019 2018 Income from operations 1,329$ 14.7% 809$ 9.5% Adjusted for certain items: Amortization 489 534 Transaction and integration expenses 13 202 Adjusted operating income and adjusted operating income margin 1,831$ 20.3% 1,545$ 18.1% Three Months Ended December 31, Years Ended December 31, 2019 2018 Net income 551$ 20.5% 383$ 16.1% Provision for income taxes 124 94 Interest expense 62 54 Depreciation 69 55 Amortization 121 126 Transaction and integration expenses 1 54 Pension settlement and curtailment gains and losses — 8 Loss on disposal of operations 2 — Adjusted EBITDA and adjusted EBITDA margin 930$ 34.6% 774$ 32.6% 2019 2018 Net income 1,073$ 11.9% 715$ 8.4% Provision for income taxes 249 136 Interest expense 234 208 Depreciation 240 208 Amortization 489 534 Transaction and integration expenses 13 202 Pension settlement and curtailment gains and losses — 24 Loss on disposal of operations 2 9 Adjusted EBITDA and adjusted EBITDA margin 2,300$ 25.4% 2,036$ 23.9% Three Months Ended December 31, Years Ended December 31,

willistowerswatson.com Appendix 3: Adjusted net income, adjusted diluted earnings per share, adjusted income before taxes, adjusted income tax rate As reported, USD millions, except % 13 © 2020 Willis Towers Watson. All rights reserved. ( i ) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding. 2019 2018 Net income attributable to Willis Towers Watson 544$ 378$ Adjusted for certain items: Amortization 121 126 Transaction and integration expenses 1 54 Pension settlement and curtailment gains and losses — 8 Loss on disposal of operations 2 — Tax effect on certain items listed above (i) (31) (45) Tax effects of internal reorganization — 3 Adjusted net income 637$ 524$ Weighted-average shares of common stock — diluted 130 131 Diluted earnings per share 4.18$ 2.89$ Adjusted for certain items: (ii) Amortization 0.93 0.96 Transaction and integration expenses 0.01 0.41 Pension settlement and curtailment gains and losses — 0.06 Loss on disposal of operations 0.02 — Tax effect on certain items listed above (i) (0.24) (0.34) Tax effects of internal reorganization — 0.02 Adjusted diluted earnings per share 4.90$ 4.00$ Three Months Ended December 31, 2019 2018 Net income attributable to Willis Towers Watson 1,044$ 695$ Adjusted for certain items: Amortization 489 534 Transaction and integration expenses 13 202 Pension settlement and curtailment gains and losses — 24 Loss on disposal of operations 2 9 Tax effect on certain items listed above (i) (121) (184) Tax effects of internal reorganization — 4 Adjusted net income 1,427$ 1,284$ Weighted-average shares of common stock — diluted 130 132 Diluted earnings per share 8.02$ 5.27$ Adjusted for certain items: (ii) Amortization 3.75 4.04 Transaction and integration expenses 0.10 1.53 Pension settlement and curtailment gains and losses — 0.18 Loss on disposal of operations 0.02 0.07 Tax effect on certain items listed above (i) (0.93) (1.39) Tax effects of internal reorganization — 0.03 Adjusted diluted earnings per share 10.96$ 9.73$ Years Ended December 31, 2019 2018 Income from operations before income taxes 675$ 477$ Adjusted for certain items: Amortization 121 126 Transaction and integration expenses 1 54 Pension settlement and curtailment gains and losses — 8 Loss on disposal of operations 2 — Adjusted income before taxes 799$ 665$ Provision for income taxes 124$ 94$ Tax effect on certain items listed above (i) 31 45 Tax effects of internal reorganization — (3) Adjusted income taxes 155$ 136$ U.S. GAAP tax rate 18.3% 19.7% Adjusted income tax rate 19.4% 20.4% Three Months Ended December 31, 2019 2018 Income from operations before income taxes 1,322$ 851$ Adjusted for certain items: Amortization 489 534 Transaction and integration expenses 13 202 Pension settlement and curtailment gains and losses — 24 Loss on disposal of operations 2 9 Adjusted income before taxes 1,826$ 1,620$ Provision for income taxes 249$ 136$ Tax effect on certain items listed above (i) 121 184 Tax effects of internal reorganization — (4) Adjusted income taxes 370$ 316$ U.S. GAAP tax rate 18.8% 16.0% Adjusted income tax rate 20.3% 19.5% Years Ended December 31,

willistowerswatson.com About Willis Towers Watson Willis Towers Watson (NASDAQ: WLTW) is a leading global advisory, broking and solutions company that helps clients around the world turn risk into a path for growth. With roots dating to 1828, Willis Towers Watson has more than 45,000 employees and services clients in more than 140 countries. We design and deliver solutions that manage risk, optimize benefits, cultivate talent, and expand the power of capital to protect and strengthen institutions and individuals. Our unique perspective allows us to see the critical intersections between talent, assets and ideas — the dynamic formula that drives business performance. Together, we unlock potential. Learn more at willistowerswatson.com. © 2020 Willis Towers Watson. All rights reserved.